EXHIBIT 32.1
UNIVERSAL TRACKING SOLUTIONS, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Tracking Solutions, Inc. (the “Company”) on Form 10-QSB for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Keith Tench	/s/Terrell Horne
Keith Tench Chief Executive Officer Date: August 15, 2007	Terrell Horne Chief Financial Officer Date: August 15, 2007